Exhibit 99.2
WEDGE Wireline Services, Inc.,
WEDGE Well Services, L.L.C. and
WEDGE Fishing & Rental Services, L.L.C.
Combined Financial Statements and
Independent Auditor’s Report
December 31, 2007

Independent Auditor’s Report
To the Board of Directors of
WEDGE Energy Holdings, LLC
We have audited the accompanying combined balance sheet of WEDGE Wireline Services, Inc., WEDGE Well Services, L.L.C. and WEDGE Fishing and Rental Services, L.L.C. (which represent companies under common control as further described in Note A to the combined financial statements) as of December 31, 2007, and the related statements of income, changes in stockholders’ and members’ equity and cash flows for the nine months then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, based on our audit, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of WEDGE Wireline Services, Inc., WEDGE Well Services, L.L.C. and WEDGE Fishing and Rental Services, L.L.C. as of December 31, 2007, and the combined results of their operations and cash flows for the nine months then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Fitts, Roberts & Co., P.C.
Houston, Texas
May 9, 2008

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
COMBINED BALANCE SHEET
As of December 31, 2007

ASSETS
CURRENT ASSETS

Cash and cash equivalents	$12,209,615
Accounts receivable — trade, net of allowance	17,569,369
Inventory	830,258
Income tax receivable
From affiliate	2,302,179
Federal	1,013,108
Deferred income tax receivable — current	348,372
Prepaid expenses and other	1,097,626

TOTAL CURRENT ASSETS	35,370,527

Land	95,000
Property and equipment	135,023,703
Accumulated depreciation	(16,882,716)

PROPERTY AND EQUIPMENT, NET	118,235,987

Note receivable from affiliate	2,671,378
Covenants not to compete, net of amortization	435,371
Goodwill	20,527,494

TOTAL ASSETS	$177,240,757

The accompanying notes are an integral part of this financial statement.

LIABILITIES AND STOCKHOLDERS’ AND MEMBER’S EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$14,055,357
Payables to affiliates and employees	1,810,713
Current maturities of subordinated notes payable	250,000
Current maturities of notes payable	8,356,000

TOTAL CURRENT LIABILITIES	24,472,070

LONG-TERM LIABILITIES
Long-term debt
Notes payable to affiliate	81,012,458
Subordinated notes payable	1,725,000

Total long-term debt	82,737,458

Deferred income tax payable	5,402,968

TOTAL LONG-TERM LIABILITIES	88,140,426

TOTAL LIABILITIES	112,612,496

STOCKHOLDERS’ AND MEMBERS’ EQUITY
Common stock	1,000
Paid-in capital	28,828,558
Retained earnings	8,463,794
Members’ equity	27,334,909

TOTAL STOCKHOLDERS’ AND MEMBERS’ EQUITY	64,628,261

TOTAL LIABILITIES AND STOCKHOLDERS’ AND MEMBERS’ EQUITY	$177,240,757

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
COMBINED INCOME STATEMENTS
For the nine months ended December 31, 2007

SALES	$87,576,760

SELLING, OPERATING AND ADMINISTRATIVE EXPENSES
Employee wages, payroll taxes and benefits	35,598,344
Supplies, materials and equipment	7,664,061
Depreciation	8,072,230
Fuel & chemicals	3,734,342
Repairs and maintenance	2,961,707
Other expenses	2,345,973
Management fees	2,066,250
Taxes other than income	862,536

TOTAL SELLING, OPERATING AND ADMINISTRATIVE EXPENSES	63,305,443

OTHER INCOME AND (EXPENSES)
Interest income	337,834
Interest expense	(3,439,660)
Other income	321,413

INCOME BEFORE INCOME TAXES	21,490,904

PROVISION FOR INCOME TAXES
Current	4,464,807
Deferred	3,295,393

TOTAL PROVISION FOR INCOME TAXES	7,760,200

NET INCOME	$13,730,704

The accompanying notes are an integral part of this financial statement.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS’ AND MEMBERS’ EQUITY
For the nine months ended December 31, 2007

	WEDGE	WEDGE	WEDGE
	Wireline	Well	Fishing &
	Services,	Services,	Rental
	Inc.	L.L.C.	Services, L.L.C.	Eliminations	Combined

Common stock, $1 par value, 1,000 shares authorized:
Beginning and ending	1,000	—	—	—	1,000

Additional paid in capital,
Balance, beginning	28,381,799	—	—	(153,241)	28,228,558
Contributions	600,000	—	—	—	600,000

Balance, ending	28,981,799	—	—	(153,241)	28,828,558

Retained earnings
Balance, beginning	888,640	—	—	6,130	894,770
Add net income	7,550,635	—	—	18,389	7,569,024

Balance, ending	8,439,275	—	—	24,519	8,463,794

Members’ equity
Balance, beginning	—	13,316,126	7,857,103	—	21,173,229
Add net income	—	5,717,184	444,496	—	6,161,680

Balance, ending	—	19,033,310	8,301,599	—	27,334,909

TOTAL STOCKHOLDERS’ AND MEMBERS’ EQUITY	$37,422,074	$19,033,310	$8,301,599	$(128,722)	$64,628,261

The accompanying notes are an integral part of this financial statement.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
COMBINED STATEMENT OF CASH FLOWS
For the years ended December 31,

2007
CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$13,730,704

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,225,216
(Gain) on sale of assets	(317,659)
Decrease (increase) in operating assets:
Accounts receivable	(3,581,357)
Inventory	(106,043)
Prepaid expenses and other assets	622,935
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	4,766,853
Payables to affiliates	1,707,939
Current and deferred income taxes	(957,510)

NET CASH PROVIDED BY OPERATING ACTIVITIES	24,091,078

CASH FLOWS FORM INVESTING ACTIVITIES

Purchase of property and equipment	(46,562,936)
Proceeds from sale of property and equipment	1,052,685
Acquisition of business	(3,267,589)
Disbursements on notes receivable from affiliate	(1,849,500)
Receipts on notes receivable from affiliate	82,122

NET CASH (USED IN) INVESTING ACTIVITIES	$(50,545,218)

The accompanying notes are an integral part of this financial statement.

2007
CASH FLOWS FROM FINANCING ACTIVITIES

Borrowings on notes payable	$37,902,378
Payments on notes payable	(4,427,170)
Capital contributions received	600,000
Dividends paid	(1,140,135)

NET CASH PROVIDED BY FINANCING ACTIVITIES	32,935,073

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,480,933

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	5,728,682

CASH AND CASH EQUIVALENTS AT END OF YEAR	$12,209,615

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$2,497,075

Cash paid for income taxes	$9,041,765

NON-CASH INVESTING AND FINANCING ACTIVITIES
Acquisition of businesses; subordinated notes issued for portion of purchase price	$1,600,000

This page left blank intentionally.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE A – Summary of Significant Accounting Policies
Nature of Business
WEDGE Wireline Services, Inc. (WIRE), WEDGE Well Services, L.L.C. (WWS) and WEDGE Fishing and Rental Services, L.L.C. (WFRS), referred to as (“WEDGE Energy” or the “Company”) on a combined basis, are based in Houston, Texas. WEDGE Energy provides various services and products to the oil and gas industry through various subsidiaries and divisions including: 1) wire line services, 2) well servicing, and 3) fishing & rental tools.
Wireline services include logging, pipe recovery, perforating and other drilling services to various oil drilling companies. These services are provided primarily in Utah, Colorado, North Dakota, Kansas, and Texas.
The well servicing division provides well and rig maintenance and repair to various oil and gas companies. These services are provided primarily in Texas and Louisiana.
The fishing & rental tool division provides rental fishing tool equipment and operators for pipe recovery needs in cased hole and open hole applications. These services are provided primarily in Texas and Oklahoma.
A summary of the significant accounting policies applied in the preparation of the accompanying combined financial statements are as follows:
Principles of Combination and Ownership
The following are included in the combined financial statements of WIRE, WWS, and WFRS:
WEDGE Wireline Services, Inc. and its consolidated subsidiaries as follows:
Rocky Mountain Phoenix Surveys, Inc. (“PSI”)
Penkota Wireline Services, Inc. (“Penkota”)
WEDGE Log-Tech, L.L.C. (“WLT”)
WEDGE Wireline Services, Inc. was formed on February 28, 2007 through stock contributions of PSI, Penkota, and WLT. 100% of the shares were transferred. WIRE is 85% owned by WEDGE Oil and Gas Services, L.L.C. (“WO&G”). WO&G is 100% owned by WOG Holdings, L.L.C (“WOG”). The remaining 15% is owned by employees of WIRE.
Prior to February 28, 2007, Penkota was 100% owned by WO&G. PSI and WLT were 80% owned by WO&G and the remaining 20% was owned by employees of WIRE.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE A – Summary of Significant Accounting Policies — continued
WEDGE Well Services, L.L.C.
On June 30, 2007, WEDGE WS, L.L.C. and WEDGE Well Services, L.P. merged into WEDGE Well Services, L.L.C. Prior to June 30, 2007, WEDGE WS, L.L.C (formerly WEDGE Well Services, Inc.) owned 100% of WEDGE Well Services, L.L.C. (formerly TC3 Investments, L.L.C.) and 1% of WEDGE Well Services, L.P. (formerly WEDGE TC3, L.P.). Prior to June 30, 2007, WEDGE Well Services, L.L.C. owned 99% of WEDGE Well Services, L.P.
Wedge Energy Holdings, L.L.C. (“WEH”) owns 100% of WEDGE Well Services, L.L.C.
WEDGE Fishing and Rental Services L.L.C.
WEH owns 100% of WEDGE Fishing and Rental Services, L.L.C.
WEH is 100% owned by WEDGE Group Incorporated. WEDGE Group Incorporated is 100% owned by WEDGE Holdings, Inc. (“Holdings”). Holdings and WOG are owned by the same Company.
Revenue Recognition
The Company services are generally short term in nature and revenue is recognized upon completion of each service.
Cash and Cash Equivalents
Cash equivalents include time deposits, money market mutual funds, and all highly liquid debt instruments with original maturities of three months or less.
Accounts receivable
Accounts receivable are stated net of all known uncollectible amounts. The Company uses historical experience to determine an allowance for doubtful accounts. At December 31, 2007, management estimated an allowance for doubtful accounts of $282,389.
Inventory
Inventory primarily consists of repair parts for fixed assets. Inventory is stated at the lower of cost or market on a first-in, first-out basis.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE A – Summary of Significant Accounting Policies — continued
Property and Equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method. The Company reviews the useful life of its property and equipment on an ongoing basis considering events or changes in circumstances.
Expected useful lives of property and equipment are as follows:

Asset Category	Useful Lives
Autos, trucks and trailers	5-6 years
Buildings	40 years
Computers	3-5 years
Computer software	5 years
Machinery and equipment	7-12 years
Furniture and fixtures	3-5 years
Leasehold improvements	Lease term
Prepaid expenses
Prepaid expenses include items such as insurance and other miscellaneous items. The prepaid expenses are recognized as an operating expense in the period they benefit.
Fair Value of Financial Instruments
The carrying amounts of financial instruments, including cash, cash equivalents, accounts receivable, accounts payable, accrued liabilities and short-term borrowings approximate fair value due to the short maturity of these instruments. The carrying amount of long-term debt approximates fair value because the interest rates fluctuate with market interest rates or the fixed rates are based on current rates offered to the Company for debt with similar terms and maturities.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE A – Summary of Significant Accounting Policies — continued
Intangibles & Goodwill
Intangible assets are recorded at cost. Intangible assets subject to amortization are non-compete agreements. The following is a summary of the Company’s non-compete agreements:

		Accumulated	Amortization
Company	Cost	Amortization	Period
PSI	$100,000	$71,296	5 Years
WWS	400,000	260,000	5 Years
WLT	250,000	125,000	4 Years
WFRS	100,000	55,555	3 Years
WIRE	100,000	2,778	3 Years

Total	$950,000	$514,629

Amortization expense on all amortizable intangibles totaled $153,185 during the nine months ended December 31, 2007.
Estimated aggregate future amortization expenses are as follows:

Year ending December 31,
2008	223,425
2009	180,281
2010	31,666

$435,372

These costs will be evaluated annually for impairment in accordance with Statement of Financial Accounting Standards No. 144, Accounting for Impairment of Disposal of Long-Lived Assets.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE A – Summary of Significant Accounting Policies — continued
Intangible assets not subject to amortization is goodwill. Goodwill represents the excess of the purchase price of acquisitions over the fair value of the net assets acquired. The Company accounts for goodwill in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”. The following is a summary of the Company’s Goodwill at December 31, 2007 as a result of the following acquisitions:

Initial
Company	Consideration

Penkota	$5,659,092
TC3	1,249,556
PSI	5,728,388
Log — Tech	6,812,194
Wireline	1,078,264

Total Goodwill	$20,527,494

The changes in the carrying amount of goodwill for the nine months ended December 31, 2007, are as follows:

Balance, March 31, 2007	19,449,230
Goodwill acquired during 2007	1,078,264

Balance, December 31, 2007	$20,527,494

Under SFAS No. 142, goodwill and intangible assets with indefinite lives are no longer amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. The amortization provisions of SFAS No. 142 apply to goodwill and intangible assets acquired after June 30, 2001. The Company periodically assesses the recoverability of the unamortized balance based on expected future profitability and undiscounted future cash flows of the acquisitions and their contribution to the overall operation. During the nine months ended December 31, 2007, no impairment indicators arose that may suggest the recoverability of goodwill was impaired.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE A – Summary of Significant Accounting Policies — continued
Income Taxes
During the nine months ended December 31, 2007, WWS and WFRS are included in the consolidated income tax returns of Holdings. The current portion of its income tax obligation is computed applying tax rates established by Holdings to the Company’s current year operating results. The resulting tax obligation is then remitted to Holdings. During the nine months ended December 31, 2007, WIRE filed separately and was not included in the consolidated income tax returns of Holdings.
Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities.
Deferred taxes result primarily from the use of (i) different methods and lives for depreciation and amortization of fixed assets and intangibles and (ii) different methods of accounting for organizational costs.
The Company assesses its deferred tax assets on an annual basis and if necessary provides a valuation allowance for deferred tax assets if it believes that it is more likely than not that the value of these assets may not be realized in the future. Deferred taxes are computed using the asset and liability approach as prescribed in FASB Statement No. 109, Accounting for Income Taxes.
Advertising
Advertising costs are expensed as incurred and totaled $127,342 for the nine months ended December 31, 2007.
Accrued Compensated Absences
Compensated absences are accrued and charged to expense in the period in which it is earned.
Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE A – Summary of Significant Accounting Policies — continued
Financial Instruments and Credit Risk
Financial instruments which potentially subject the Company to credit risk include cash and accounts receivable. Cash is maintained in federally insured domestic institutions. The terms of these deposits are on demand to minimize risk. The Company has not incurred losses related to these deposits, although at times, these deposits exceed federally insured limits. Trade accounts receivable consist of uncollateralized receivables from customers in the oil and gas industry located primarily in the United States. The Company routinely assesses the financial strength of its customers and establishes an allowance for doubtful accounts, if necessary, based on factors surrounding the credit risk of specific customers, historical trends and other information.
Recently Issued Accounting Standards
In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157 “Fair Value Measurements”. SFAS No. 157 establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. However, on February 12, 2008, the FASB issued FSP FAS No. 157-2, Effective Dates of FASB Statement No. 157, which delays the effective date of SFAS No. 157 for fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company is currently evaluating the impact that SFAS No. 157 will have on its results of operations and financial position.
In June 2006, the Financial Accounting Standards Board issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes”. FIN No. 48 is an interpretation of SFAS No. 109, which prescribes a comprehensive model for recognizing, measuring, presenting and disclosing in the financial statements uncertain tax positions that the Company has taken or expects to take in the Company’s tax returns. FIN No. 48 is effective for fiscal years beginning after December 15, 2008, with early adoption permitted. The Company will adopt FIN No. 48 for its fiscal year ending December 31, 2009, unless it is further delayed by the FASB. The impact of FIN No. 48 on the Company’s financial statements, if any, has not been determined at this time.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE B – Acquisitions
On December 1, 2007, WIRE purchased the assets of Phoenix Surveys, Inc. (“PSI”). WIRE used the purchase method of accounting to account for the PSI acquisition. The purchase included $3,267,589 of cash and $1,600,000 of notes payable to the sellers. The total acquisition price of $4,867,589 has been allocated as follows:

Property & equipment	$3,689,325
Goodwill	1,078,264
Covenant not to compete	100,000

Total acquisition price	$4,867,589

NOTE C – Prepaid expenses and other
Prepaid expenses consist of the following at December 31, 2007:

General insurance	$522,974
Workers compensation insurance	140,180
Other prepaid expenses	434,472

$1,097,626

NOTE D – Property and Equipment
Property and equipment consists of the following at December 31, 2007:

Building	$790,441
Automobiles, trailers, and trucks	8,167,839
Machinery and equipment	108,820,468
Office furniture and equipment	694,518
Leasehold improvements	439,552

118,912,818
Less accumulated depreciation	(16,882,716)

102,030,102
Assets not depreciated:
Land	95,000
Machinery and equipment in process	16,110,885

Net property and equipment	$118,235,987

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE E – Long-Term Debt
The following long-term debt exists at December 31, 2007:

Note payable to an affiliated entity, bearing interest at LIBOR plus 1%, monthly payments of interest only due on the first of each month with a final maturity on October 16, 2011.	$80,543,458

Note payable to an affiliated entity, bearing interest at LIBOR plus 1%, with accrued interest and principal balance payable upon demand. The full balance of accrued interest and principal was paid in January 2008 subsequent to year end.	8,075,000

Subordinated note payable to certain employees, as part of the asset acquisition of PSI, bearing interest at 7%, quarterly payments of interest only beginning February 28, 2008 through November 30, 2008. Beginning February 28, 2009, quarterly principal payments of $200,000 plus accrued interest due with a final maturity of November 30, 2010.	1,600,000

Note payable to an affiliated entity in the principal amount of $750,000, bearing interest at LIBOR plus 1%, annual payments of interest only on January 1, 2007 and January 1, 2008. Beginning April 1, 2008, quarterly principal payments of $93,750 plus accrued interest, with a final maturity of January 1, 2010.	750,000

Subordinated note payable to the sellers of an acquired entity bearing interest at 7%, quarterly payments of interest only beginning July 31, 2006 through April 30, 2007. Beginning July 31, 2007, quarterly principal payments of $62,500 plus accrued interest due with final a maturity of April 30, 2009.	375,000

91,343,458
Less current maturities	(8,606,000)

$82,737,458

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE E – Long-Term Debt — continued
As of December 31, 2007, annual maturities of long-term debt are as follows (amounts are in thousands):

Year Ending December 31,
2008	$8,606
2009	1,300
2010	894
2011	80,543

$91,343

NOTE F – Commitments and Contingencies
Lease Commitments

The Company leases various operating and office facilities from unrelated entities and affiliates and entities owned by officers of the subsidiaries (see Note G). At December 31, 2007, future minimum lease payments under these leases are as follows:

Year Ending December 31,
2008	$535,417
2009	353,446
2010	271,727
2011	157,350
2012	2,879

$1,320,819

Litigation
From time to time, the Company may be engaged in various claims and litigation arising in the ordinary course of business. In the opinion of management, uninsured losses, if any, resulting from these matters will not have a material adverse impact on the consolidated financial statements of the Company.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE G – Related Party Transactions
The Company leases various operating and office facilities from affiliates or from entities owned by officers of the subsidiaries. For the nine months ended December 31, 2007, lease expense to affiliates totaled $226,244.
The Company receives accounting, management and advisory services from an affiliate, charges for these services totaled $2,069,250 during the nine months ended December 31, 2007.
As discussed in Note A, during the nine months ended December 31, 2007, WWS and WFRS are included in the consolidated income tax return of Holdings. The Company has recorded tax provision, to be included in the consolidated return of Holdings, of $3,615,221 for the nine months ended December 31, 2007. As of December 31, 2007, the Company has a receivable from them in the amount of $2,302,179. See Note I for further information.
The Company purchases substantially all of its property and liability insurance through an affiliated entity. For the nine months ended December 31, 2007, insurance expense of $2,935,712 was purchased from this affiliate and $1,588,537 remains in payable to affiliate at December 31, 2007.
In connection with the recent acquisitions made by the Company, the Company entered into non-compete agreements with several of the former owners of the businesses, who are now employed by the Company. At December 31, 2007, $200,000 is payable to these employees.
The Company made various loans to an affiliate. These advances totaled $2,671,378 at December 31, 2007 and are included in note receivable from affiliate at December 31, 2007. The notes bear interest at LIBOR plus 1% and mature on October 16, 2011.
NOTE H – Retirement Plan
The employees are covered by a 401(k) plan allowing eligible employees to defer a portion of their compensation. Employees age 21 and over are eligible to participate after a defined period of service. The Company matches the employee’s contribution up to 3% and the Company will match one-half of the employee’s contribution that exceeds 3%, up to 5%. Employees are immediately 100% vested in the matching contributions. The Company’s match was $644,456 for the nine months ended December 31, 2007.

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE I – Income Taxes
As disclosed in Note A the Company is included in the consolidated tax return of Holdings.
The income tax provision reported in the statement of operations includes the following components for the nine months ended December 31, 2007:

Current income tax expense	$4,464,807
Deferred income tax (benefit)	3,295,393

Total provision for income taxes	$7,760,200

A reconciliation of the effective tax rate to the statutory federal rate of 34% is as follows:

Tax at statutory rate	$7,260,421
Nondeductible expenses	138,820
State income taxes on various entities	571,978
Other	(211,019)

Net provision for income taxes	$7,760,200

WEDGE WIRELINE SERVICES, INC., WEDGE WELL SERVICES, L.L.C.,
AND WEDGE FISHING & RENTAL SERVICES, L.L.C.
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE I – Income Taxes — continued
The source of the timing differences resulting in deferred income taxes are primarily associated with the differing tax and financial accounting lives of the Company’s property and equipment and non-compete agreements. Deferred income tax balances are as follows as of December 31, 2007:

Current:

Deferred tax asset — current	$348,372

Long-term

Deferred tax asset — long-term	$37,326
Deferred tax liability — long-term	(5,440,294)

Net deferred tax (liability) — long-term	$(5,402,968)

NOTE J – Subsequent Event
Effective March 1, 2008, 100% of the stock of WEDGE Wireline Services, Inc., WEDGE Well Services, L.L.C. and WEDGE Fishing and Rental Services, L.L.C., all the entities included in this combined financial statement, were acquired by Pioneer Drilling Company.